UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

OLD POINT FINANCIAL CORPORATION

 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Queen Street

Hampton, Virginia 23669

(Address of principal executive offices)  (Zip Code)

(757) 728-1200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2025, Old Point Financial Corporation (“Old Point”) issued a press release reporting its earnings and financial results for the first quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information disclosed in or incorporated by reference into this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated April 30, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities of Old Point or TowneBank or a solicitation of any vote or approval in connection with the proposed merger of Old Point into TowneBank (the “transaction”). In connection with the transaction, Old Point will file with the SEC a preliminary proxy statement, which will include an offering circular with respect to the common stock of TowneBank to be issued in the transaction. Old Point will deliver a definitive proxy statement/offering circular to its shareholders seeking approval of the transaction and related matters. In addition, each of TowneBank and Old Point may file other relevant documents concerning the proposed transaction with the Federal Deposit Insurance Corporation (“FDIC”) and the Securities and Exchange Commission (“SEC”), respectively.

Investors, TowneBank shareholders and Old Point shareholders are strongly urged to read the definitive proxy statement/offering circular regarding the proposed transaction when it becomes available and other relevant documents filed with the FDIC and SEC, as well as any amendments or supplements to those documents, because they will contain important information about TowneBank, Old Point and the proposed transaction. Free copies of the definitive proxy statement/offering circular, as well as other filings containing information about Old Point, may be obtained after their filing at the SEC’s website (http://www.sec.gov). In addition, free copies of the definitive proxy statement/offering circular, when available, also may be obtained by directing a request by telephone or mail to Old Point Financial Corporation, 101 East Queen Street, Hampton, Virginia 23669, Attention: Investor Relations (telephone: (757) 728-1743), or by accessing Old Point’s website at https://www.oldpoint.com under “Investor Relations.” Free copies of filings containing information about TowneBank may be obtained after their filing at the FDIC’s website (https://www.fdic.gov/). The documents described above also may be obtained by directing a request by telephone or mail to TowneBank, 6001 Harbour View Boulevard, Suffolk, Virginia 23435, Attention: Investor Relations (telephone: (757) 638-6794), or by accessing TowneBank’s website at https://townebank.com under “Investor Relations.” The information on TowneBank’s and Old Point’s websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the FDIC or SEC.

Participants in the Solicitation

TowneBank, Old Point, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Old Point in connection with the transaction. Information about the interests of the directors and executive officers of TowneBank and Old Point and other persons who may be deemed to be participants in the solicitation of shareholders of Old Point in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/offering circular related to the transaction, which will be filed by Old Point with the SEC.

Information about the directors and executive officers of TowneBank and their ownership of TowneBank common stock is also set forth in the definitive proxy statement for TowneBank’s 2025 Annual Meeting of Shareholders, as filed with the FDIC on Schedule 14A on April 2, 2025. Information about the directors and executive officers of TowneBank, their ownership of TowneBank common stock, and TowneBank’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationship and Related Transactions, and Director Independence” included in TowneBank’s annual report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the FDIC on February 28, 2025, and in the sections entitled “Election of Directors – Proposal One,” “Ownership of Company Common Stock,” “Compensation Discussion and Analysis,” “Named Executive Officers Compensation,” “Compensation of Directors” and “Related Party Transactions” included in TowneBank’s definitive proxy statement in connection with its 2025 Annual Meeting of Shareholders, as filed with the FDIC on April 2, 2025. To the extent holdings of TowneBank common stock by the directors and executive officers of TowneBank have changed from the amounts of TowneBank common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the FDIC. Free copies of these documents may be obtained as described above.

Information about the directors and executive officers of Old Point and their ownership of Old Point common stock can also be found in Old Point’s Form 10-K/A, as filed with the SEC on April 30, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000740971/000114036125016568/ef20048101_10ka.htm) and other documents subsequently filed by Old Point with the SEC. Information about the directors and executive officers of Old Point, their ownership of Old Point common stock, and Old Point’s transactions with related persons is set forth in Item 10. “Directors, Executive Officers, and Corporate Governance,” Item 11. “Executive Compensation,” Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and Item 13. “Certain Relationships and Related Transactions, and Director Independence” in Old Point’s Form 10-K/A, as filed with the SEC on April 30, 2025. To the extent holdings of Old Point common stock by the directors and executive officers of Old Point have changed from the amounts of Old Point common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: April 30, 2025
/s/ Robert F. Shuford, Jr.
Robert F. Shuford, Jr.
Chairman of the Board
President & Chief Executive Officer